UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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EMERGENT BIOSOLUTIONS INC.
(Name of Registrant as Specified In Its Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your *Right* to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

EMERGENT BIOSOLUTIONS INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 27, 2009
Date: May 21, 2009 **Time:** 10:00 AM EDT
Location: CROWNE PLAZA ROCKVILLE
3 RESEARCH CT
ROCKVILLE MD 20850

B A R C O D E

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BYTELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 07, 2009 to facilitate timely delivery. . To facilitate timely delivery please make the request as instructed above on or before
How To Vote Please Choose One of The Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Internal Use Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items
The Board of Directors recommends that you vote FOR the following:
1. Election of Directors Nominees 01 DANIEL J. ABDUN-NABI 02 DR. SUE BAILEY
The Board of Directors recommends you vote FOR the following proposal(s): B 2 To approve our Amended and Restated 2006 Stock Incentive Plan, which is proposed primarily for, among other A purposes, increasing the number of shares authorized for issuance under our 2006 Stock Incentive Plan by 3,900,000 shares and extending the term of the plan from December 31, 2009 to December 31, 2019. R C 3 To ratify the selection by the audit committee of Ernst & Young LLP as our independent registered public O accounting firm for the fiscal year ending December 31, 2009. D E NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
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Voting Instructions
THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS R2.09.03.17 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE
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